The PNC Financial Services Group, Inc. Citigroup 2013 Financial Services Conference March 5, 2013 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents and in our SEC filings. We provide greater detail regarding these as well as other factors in our 2012 Form 10-K, including in the Risk Factors and Risk Management sections and in the Legal
Proceedings and Commitments and Guarantees Notes of the Notes to Consolidated Financial Statements in that report, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on PNC’s corporate website at www.pnc.com/secfilings. We have included web addresses in this presentation as inactive textual references only. Information on these websites is not part of this presentation. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-
looking statements, as well as from historical performance.
In this presentation, we may sometimes refer to adjusted results to help illustrate the impact of certain types of items, such as provisions for residential mortgage repurchase obligations, gains on sales of a portion of our VISA shares, non-cash charges related to redemptions of trust preferred securities, expenses for residential mortgage foreclosure-related matters, goodwill impairment charge and integration costs. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our
GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others to help evaluate the impact of these respective items on our operations. Where applicable, we provide GAAP reconciliations for such additional information, including in the slides, the Appendix and/or other slides and materials on our corporate website at www.pnc.com/investorevents and in our SEC filings We may also use annualized, proforma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

2013 Key Priorities
(1)
Grow customers and improve profitability
Continue to grow deposits, loans and revenues
Deliver positive operating leverage
–
Increase ratio of fee income to total revenue
–
Decrease expenses by mid-single digits, core
expenses
(2)
flat
Maintain strong risk discipline
Well-positioned to achieve Basel III goal
(3)
(1) Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account the impact of potential legal and regulatory contingencies. (2) Core expenses do not include any integration costs or noncash charges for unamortized discounts related to redemption of hybrid capital securities. (3) Basel III Tier 1 common capital ratio goal is to be within the range of 8.0-8.5% by year-end 2013without the benefit of phase-ins, based on our current understanding of Basel III NPRs and estimates of Basel II (with proposed modifications) risk-weighted assets. Includes application of Basel II.5.
Subject to further regulatory clarity and development, validation and regulatory approval of Basel models.

Net new organic checking relationships(1)
(thousands)
75
255
254
2010
2011
2012

New primary clients(2)
(new clients)
1,012
1,165
1,061
2010
2011
2012

New primary clients(3)
(new clients)
1,220
1,541
2,117
2010
2011
2012

Total loan originations
Refinancing
HARP refinancing
Purchase(4)
($ billions)
$10.5
$2.8
$2.0
$5.7
$11.4
$2.8
$2.6
$6.0
$15.2
$3.5
$4.5
$7.2
2010
2011
2012

PNC

Improve Profitability of Growing Customer Base
(1) Net new organic checking relationship growth refers to new consumer and small business accounts exclusive of accounts acquired through acquisition. (2) A Corporate Banking primary client is defined as a corporate banking relationship with annual revenue generation of $50,000 or more or, within corporate banking, a commercial banking client relationship with annual revenue generation of $10,000 or more. (3) An
Asset Management Group primary client is defined as a client relationship with annual revenue generation of $10,000 or more. (4) A mortgage with a borrower as part of a residential real estate purchase transaction.
Asset Management Group Residential Mortgage
Retail Banking Corporate Banking

COF 66%
PNC 13%
MTB 10%
WFC 9%
CMA 9%
USB 8%
BAC 7%
BBT 7%
KEY 7%
JPM 6%
FITB 4%
STI 3%
RF 0%
Peer Avg. 11%

COF 52%
PNC 18%
MTB 11%
CMA 8%
KEY 7%
BBT 7%
FITB 6%
USB 6%
WFC 4%
JPM 2%
STI 0%
BAC 0%
-3% RF
Peer Avg. 8%

COF 31%
STI 23%
BBT 12%
FITB 10%
PNC 8%
MTB 7%
USB 6%
WFC 6%
CMA 4%
KEY 4%
JPM 0%
-3% RF
-11% BAC
Peer Avg. 8%

PNC

2011-2012 revenue growth 2011-2012 net loan growth 2011-2012 deposit growth
Peer Source: SNL Database. Deposit and net loan growth based on balances at December 31    , 2011 and 2012, respectively. Revenue growth
based on change for 2012 vs. 2011. Data reflects acquisitions.
Continue to Grow Deposits, Loans and Revenues
st

Noninterest income to total revenue
38%
39%
38%(1)
30%
41%
40%(1)
42%(1)
40%
4Q11
1Q12
2Q12
3Q12
4Q12

PNC

(1) Noninterest income and total revenue each adjusted for impact of residential mortgage repurchase provision and gain on sale of VISA shares, as applicable. Further information provided in the Appendix.
Retail Banking
Deepen cross-sell and share of wallet
Broaden sources of revenue – Investment and
Retirement opportunity (Consumer Services)
Corporate & Institutional Banking
Pursue cross-sell opportunities with clients
added in last three years
Leverage new and underpenetrated markets
as well as targeted verticals
Asset Management Group
Distribution build out in newly acquired
markets
Capture more investable assets in
underpenetrated client segments
Residential Mortgage Banking
Drive higher purchase origination volume
Deeper market penetration and cross-sell
Strategies to Grow Fee Income

Strategic Growth Priorities
Drive growth in newly acquired and underpenetrated
markets
Capture more investable assets
Build a stronger Residential Mortgage Banking
business
Redefine the Retail Banking business

$600
$500
$400
$300
$200
$100
$0
(millions)
2009
2010
2011
2012
Northeast
Midwest

3-year CAGR	
Northeast	4%
Midwest	17%

$300
$250
$200
$150
$100
$50
$0
(millions)
2009
2010
2011
2012
Northeast
Midwest

3-year CAGR	
Northeast	5%
Midwest	24%

PNC

Total Corporate Banking and AMG sales
Total Corporate Banking and AMG cross-sales
Corporate Banking is a business within Corporate & Institutional. AMG refers to Asset Management Group.
Highlights
Building momentum in Midwest
markets
Regional President model key to
success in newly acquired markets
Southeast revenue opportunities
–
Fully staffed
–
Sales teams now in place
–
Winning new clients
Significant cross-sell opportunities
–
Treasury Management
–
Capital Markets
–
Innovative Retail products
Deeper Penetration and Cross-sell in Newly Acquired
Markets

Strong referral sales growth[1]

40%
52%
39%
2010
2011
2012

Strong sales growth

7%
35%
32%
2010
2011
2012

Adjusted AUM netflows[2]

(billions)
-$2.1
$1.6
$2.5
2010
2011
2012

PNC

Asset Management Group – Build on Strong Business
Model
A top 10 U.S. bank held wealth
manager
Approaching $1 billion in annual
revenues
Referral sales contributed 36% of
total sales in 2012
Investment and Retirement growth
opportunity
–
Capturing more investable
assets in underpenetrated
client segments
–
Southeast market represents
$800B
(3)
potential high net
worth investable assets
(1) Referral sales are new sales from clients referred to AMG by Retail Banking or Corporate and Institutional Banking. (2) Adjusted AUM
netflows defined as total netflows after adjustment for cyclical client activities. (3) Represents the value of investments by individuals in the states represented by the RBC Bank (USA) acquisition even where it overlaps with prior PNC states such as Florida. Source: Data Analytics
Research using IXI household data.
(1)
Highlights

(Volume in billions)
18
15
12
9
6
3
0
$10.5
$11.4
$15.2
Purchase up 25% YOY
2010
2011
2012
Purchase(1)
Refinance

Building a Stronger Residential Mortgage Banking
Business
PNC’s advantages in Residential
Mortgage Banking
–
Leverage balance sheet strength
–
Retail channels only
–
National distribution
–
High customer satisfaction
–
Integrated with PNC Bank
Origination priorities
–
Purchase
(1)
business growth
–
Strong credit quality
Servicing priorities
–
Full compliance and moderate
risk philosophy
–
Optimize servicing portfolio size
Growing the right way Highlights
Residential Mortgage Banking Originations
(1) Purchase is defined as a mortgage with a borrower as part of a residential real estate purchase transaction.

Migrate from dense branch to technology-
centric branch network presence to drive
efficient growth
Technology enabled convenience and
experience
Customer data insight
Drive more efficient growth and share of
profitable customer relationships
Smaller segment
“stores” & kiosks
in branches
Mobile stores,
street teams and
educational
events
Remote sales
force specialists
Extensive full
function ATM network
Digital Call Center
- Chat
- Social Media
Digital Marketing
Mobile Deposit
Deposit Scanner
Serving Customers Tomorrow - Redefining the Retail
Branch Network

Retail Banking

Corporate & Institutional

Asset Management Group

Residential Mortgage Banking

Shared Services

PNC

Managing Expenses - 2013 Expense Opportunities
(1)
Lower service
delivery costs
Branch
consolidation
Staffing and
back office
efficiencies
Enhance
staffing
model
Review loan
origination
process
Online
investment
platform
and
centralized
services
Lower
mortgage
foreclosure
compliance
costs
Staffing
efficiencies
Continued
focus on
consulting
expense
reductions
(1) Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account the impact of potential legal and regulatory contingencies.

Key Takeaways
(1)
Strategic growth priorities to create long-term value
Managing expenses – Continuous Improvement
savings to fund future investment capacity
Positioned in 2013 to deliver improved earnings
quality and positive operating leverage
Strong capital position to provide greater flexibility
in 2014
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.
(1) Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account the impact of potential legal and regulatory contingencies.

Cautionary Statement Regarding Forward-Looking
Information
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-
looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,”
“forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
•Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
o Changes in interest rates and valuations in debt, equity and other financial markets.
o Disruptions in the liquidity and other functioning of U.S. and global financial markets.
o The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S. government-
backed debt, as well as issues surrounding the level of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
o Actions by Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
o Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
o Slowing or failure of the current moderate economic expansion.
o Continued effects of aftermath of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
o Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
•Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting. These statements are based on our current view that the moderate economic expansion will persist and interest rates will remain very low in 2013, despite drags from Federal fiscal restraint and a European recession. These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies.
•PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the Basel Capital Accords), and management actions affecting the composition of
PNC’s balance sheet. In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent on the ongoing development, validation and regulatory approval of related models.
Appendix

Cautionary Statement Regarding Forward-Looking
Information (continued)
•Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
o Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles. We will be impacted by extensive reforms provided for in the Dodd-Frank Wall Street Reform and
Consumer Protection Act (the “Dodd-Frank Act”) and otherwise growing out of the recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
o Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-related initiatives.
o Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC’s business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-
acquisition business and activities of acquired companies, such as National City. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
o Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
o Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.
•Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital standards. In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
•Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
•Our 2012 acquisition of RBC Bank (USA) presents us with risks and uncertainties related to the integration of the acquired businesses into PNC, including:
o Anticipated benefits of the transaction, including cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
o Our ability to achieve anticipated results from this transaction is dependent also on the extent of credit losses in the acquired loan portfolios and the extent of deposit attrition, in part related to the state of economic and financial markets. Also, litigation and regulatory and other governmental investigations that may be filed or commenced relating to the pre-acquisition business and activities of RBC Bank (USA) could impact the timing or realization of anticipated benefits to PNC.
o Integration of RBC Bank (USA)’s business and operations into PNC may take longer than anticipated or be substantially more costly than anticipated or have unanticipated adverse results relating to RBC Bank (USA)’s or PNC’s existing businesses. PNC’s ability to integrate RBC Bank
(USA) successfully may be adversely affected by the fact that this transaction results in PNC entering several geographic markets where PNC did not previously have any meaningful retail presence.
Appendix

Cautionary Statement Regarding Forward-Looking
Information (continued)
•In addition to the RBC Bank (USA) transaction, we grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities. These other acquisitions often present risks and uncertainties analogous to those presented by the RBC Bank (USA) transaction. Acquisition risks include those presented by the nature of the business acquired as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
•Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
•Business and operating results can also be affected by widespread natural and other disasters, dislocations, terrorist activities or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
We provide greater detail regarding these as well as other factors in our 2012 Form 10-K, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes to Consolidated Financial Statements in that report, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on our corporate website at
www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of
PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.
Appendix

Non-GAAP to GAAP Reconcilement
For the three months ended
In millions Jun. 30, 2012 Sep. 30, 2012 Dec. 31, 2012
Total noninterest income, as reported $1,097 $1,689 $1,645
Total revenue, as reported $3,623 $4,088 $4,069
Adjustments:
   Provision for residential mortgage repurchase obligations 438               37                 254
   Gain on sale of Visa Class B common shares -               (137)              (130)
Total noninterest income, as adjusted $1,535 $1,589 $1,769
Total revenue, as adjusted $4,061 $3,988 $4,193
Total noninterest income to total revenue, as reported 30% 41% 40%
Total noninterest income to total revenue, as adjusted 38% 40% 42%
PNC believes that information adjusted for the impact of certain items may be useful to help evaluate the impact of those items on our operations.
Appendix

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC